                           SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         UNITED PANAM FINANCIAL CORP.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                          UNITED PANAM FINANCIAL CORP.


                            _______________________


                 NOTICE OF 2000 ANNUAL MEETING OF SHAREHOLDERS
                                      AND
                                PROXY STATEMENT


                            _______________________



                                       DATE:   Tuesday, June 20, 2000

                                       TIME:   9:30 a.m.

                                       PLACE:  United PanAm Financial Corp.
                                               1300 S. El Camino Real, Suite 320
                                               San Mateo, CA  94402

                               [UPFC Letterhead]



                                                                    May 19, 2000



Dear Shareholder:


     It is my pleasure to invite you to United PanAm Financial Corp.'s ("UPFC") 2000 Annual Meeting of Shareholders.

     We will hold the meeting on Tuesday, June 20, 2000 at 9:30 a.m., at our corporate headquarters, 1300 S. El Camino Real, Suite 320, San Mateo, CA 94402. In addition to the formal items of business, I will review the major developments of 1999 and answer your questions.

     This booklet includes the Notice of Annual Meeting and the Proxy Statement. The Proxy Statement describes the business that we will conduct at the meeting and provides information about UPFC.

     Your vote is important. Whether or not you plan to attend the meeting, please complete, date, sign and return the enclosed proxy card promptly. If you receive more than one proxy card because you own shares registered in different names or at different addresses, please be sure to separately complete and return each proxy card. If you attend the meeting and prefer to vote in person, you may do so.

     We look forward to seeing you at the meeting.


                                        Sincerely,



                                        Guillermo Bron
                                        Chairman of the Board

                          UNITED PANAM FINANCIAL CORP.

                            _______________________

                 NOTICE OF 2000 ANNUAL MEETING OF SHAREHOLDERS

                            _______________________


                      Date:   Tuesday, June 20, 2000
                      Time:   9:30 a.m.
                      Place:  United PanAm Financial Corp.
                              1300 S. El Camino Real, Suite 320
                              San Mateo, CA  94402

Dear Shareholders:

     At our 2000 Annual Meeting, we will ask you to:

     .    Elect four (4) directors to serve terms of one year;

     . Ratify the selection of KPMG LLP as our independent accountants for 2000; and

     . Transact any other business that may properly be presented at the Annual Meeting.

     If you were a shareholder of record at the close of business on April 21, 2000, you may vote at the Annual Meeting.

IT IS IMPORTANT THAT ALL SHAREHOLDERS VOTE. WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, YOU MAY THEN WITHDRAW YOUR PROXY AND VOTE IN PERSON. IN ORDER TO FACILITATE THE PROVIDING OF ADEQUATE ACCOMMODATIONS, PLEASE INDICATE ON THE PROXY CARD WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

                                   By Order of the Board of Directors



                                   Lawrence J. Grill
                                   President, Chief Executive
                                   Officer and Secretary
San Mateo, California
Dated:  May 19, 2000

                                              TABLE OF CONTENTS
                                                                                                            Page
                                                                                                            ----
INFORMATION ABOUT THE ANNUAL MEETING AND VOTING                                                                 1
               Why Did You Send Me this Proxy Statement?                                                        1
               Who is Entitled to Vote?                                                                         1
               What Constitutes a Quorum?                                                                       1
               How Many Votes Do I Have?                                                                        1
               How Do I Vote By Proxy?                                                                          1
               May I Change My Vote After I Return My Proxy?                                                    2
               How Do I Vote in Person?                                                                         2
               What Vote is Required to Approve Each Proposal?                                                  3
                    Proposal 1:     Elect Four Directors                                                        3
                    Proposal 2:     Ratify Selection of Independent Public Accountants                          3
                    The Effect of Broker Non-Votes                                                              3
               What are the Costs of Soliciting these Proxies?                                                  3
               How Do I Obtain an Annual Report on Form 10-K?                                                   3

INFORMATION ABOUT UPFC STOCK OWNERSHIP                                                                          4
               Which Shareholders Own 5% or More of UPFC's Common Stock?                                        4
               How Much of UPFC's Common Stock is Owned by Directors and
                         Executive Officers?                                                                    5

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS                                                              7
               The Board of Directors                                                                           7
               The Committees of the Board                                                                      7
               Compensation Committee Interlocks and Insider Participation                                      8
               Section 16(a) Beneficial Ownership Reporting Compliance by Directors
                     and Executive Officers                                                                     8
               How We Compensate Directors                                                                      8
               Certain Relationships and Related Transactions                                                   8
               Board of Directors                                                                              10
               Executive Officers and Key Employees                                                            12
               How We Compensate Executive Officers                                                            14
               Employment Contracts, Termination of Employment and Change of Control
                    Arrangements                                                                               16
               Compensation Committee's Report on Executive Compensation                                       20
                    The Report                                                                                 20
               Performance Graph                                                                               22

DISCUSSION OF PROPOSALS RECOMMENDED BY THE BOARD                                                               24
               Proposal 1:     Elect Four Directors                                                            24
               Proposal 2:     Ratify Selection of Independent Public Accountants for 1999                     24

OTHER BUSINESS                                                                                                 25

INFORMATION ABOUT SHAREHOLDER PROPOSALS                                                                        25

               PROXY STATEMENT FOR UNITED PANAM FINANCIAL CORP.
                      2000 ANNUAL MEETING OF SHAREHOLDERS

                INFORMATION ABOUT THE ANNUAL MEETING AND VOTING


Why Did You Send Me this Proxy Statement?

     We sent you this Proxy Statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote at the 2000 Annual Meeting of Shareholders. This Proxy Statement summarizes the information you need to know to cast an informed vote at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign, date and return the enclosed proxy card.

     Along with this Proxy Statement, we are also sending you the United PanAm Financial Corp. ("UPFC") 1999 Annual Report, which includes our financial statements.

Who is Entitled to Vote?

     We will begin sending this Proxy Statement, the attached Notice of Annual Meeting and the enclosed proxy card on May 19, 2000 to all shareholders entitled to vote. Shareholders who owned UPFC common stock at the close of business on April 21, 2000 are entitled to vote. On this record date, there were 16,622,350 shares of UPFC common stock outstanding. UPFC common stock is our only class of voting stock. We are also authorized to issue up to 2,000,000 shares of non-voting preferred stock, but have not yet chosen to do so.

What Constitutes a Quorum?

     A majority of our shareholders entitled to vote at the meeting must be present, in person or by proxy, in order to constitute a quorum. We can only conduct the business of the meeting if a quorum has been established. We will include proxies marked as abstentions and broker non-votes in determining the number of shares present at the meeting.

How Many Votes Do I Have?

     Each share of UPFC common stock that you owned at the close of business on April 21, 2000 entitles you to one vote. The proxy card indicates the number of votes that you have.

How Do I Vote By Proxy?

     Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Annual Meeting and vote.

     If you properly fill in your proxy card and send it to us in time to vote, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of Directors as follows:

     .    "FOR" the election of all four (4) nominees for director (see page
          24),

     . "FOR" ratification of the selection of KPMG LLP as independent accountants for 2000 (see page 24).

     If any other matter is presented, your proxy will vote in accordance with the recommendation of the Board of Directors, or, if no recommendation is given, in accordance with their best judgment. At the time this Proxy Statement went to press, we knew of no matters which needed to be acted on at the Annual Meeting, other than those discussed in this Proxy Statement.

     If you hold your shares of UPFC common stock in "street name" (that is, through a broker or other nominee) and you fail to instruct your broker or nominee as to how to vote such shares of common stock, your broker or nominee may, in its discretion, vote your shares "FOR" the election of the nominees for director set forth herein and "FOR" ratification of the appointment of KPMG LLP as our independent public accountants for the year ending December 31, 2000.

May I Change My Vote After I Return My Proxy?

     Yes. If you fill out and return the enclosed proxy card, you may change your vote at any time before the vote is conducted at the Annual Meeting. You may change your vote in any one of three ways:

     . You may send to UPFC's Secretary another completed proxy card with a later date.

     . You may notify UPFC's Secretary in writing before the Annual Meeting that you have revoked your proxy.

     .    You may attend the Annual Meeting and vote in person.

How Do I Vote in Person?

     If you plan to attend the Annual Meeting and vote in person, we will give you a ballot form when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on April 21, 2000, the record date for voting.

What Vote is Required to Approve Each Proposal?

Proposal 1:                               The four nominees for director who receive the most votes
Elect Four (4) Directors                  will be elected.  So, if you do not vote for a particular
                                          nominee, or you indicate "WITHHOLD AUTHORITY" to vote for a particular nominee on your proxy card, your vote will not
                                          count either "for" or "against" the nominee.  Our Articles of Incorporation do not permit cumulative voting.


Proposal 2:                               The affirmative vote of a majority of the votes cast at the
Ratify Selection of Independent Public    Annual Meeting on this proposal is required to ratify the
Accountants                               selection of independent public accountants.  So, if you
                                          "ABSTAIN" from voting, it has the same effect as if you
                                          voted "against" this proposal.

The Effect of Broker Non-Votes            If your broker holds your shares in its name, the broker
                                          will be entitled to vote your shares on Proposals 1 and 2
                                          even if it does not receive instructions from you.

                                          If your broker does not vote your shares on Proposal 1, it will have no effect on the outcome of the proposal.

                                          If your broker does not vote your shares on Proposal 2 it
                                          will have the same effect as a vote "against" this proposal.

What are the Costs of Soliciting these Proxies?

     We will pay all the costs of soliciting these proxies. In addition to mailing proxy soliciting material, our directors, officers and employees also may solicit proxies in person, by telephone or by other electronic means of communication for which they will receive no compensation. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their reasonable expenses. In addition, we may pay for and use the services of individuals or companies specializing in the solicitation of proxies in connection with the solicitation of proxies, if the Board of Directors determines this is advisable.

How Do I Obtain an Annual Report on Form 10-K?

     If you would like a copy of our Annual Report on Form 10-K for the year ended December 31, 1999 that we filed with the Securities and Exchange Commission, we will send you one without charge. Please write to:

                    United PanAm Financial Corp.
                    1300 South El Camino Real, Suite 320
                    San Mateo, California  94402
                    Attention:  Carol M. Bucci, Chief Financial Officer

                    INFORMATION ABOUT UPFC STOCK OWNERSHIP


Which Shareholders Own 5% or More of UPFC's Common Stock?

     The following table shows, as of April 21, 2000, all persons or entities we know to be "beneficial owners"/(1) /of more than five percent (5%) of our common stock. This information is based on Schedule 13G reports filed with the Securities and Exchange Commission (SEC) by each of the entities listed in the table below. If you wish, you may obtain these reports from the SEC.


                                                                                            Common Stock
                                                                                       Beneficially Owned (1)
                                                                             --------------------------------------------
                                                                                  Number of                Percent of
                                                                                  Shares(2)                  Class
                                                                             -------------------      -------------------
Name and Address of Beneficial Owners
-------------------------------------
Pan American Financial, L.P. (3)                                                     8,681,250                      52.2%
1999 Avenue of the Stars, Suite 2960
Los Angeles, California  90067

Wallace R. Weitz & Company (4)                                                       1,494,000                       9.0%
One Pacific Place, Suite 600
1125 South 103/rd/ Street
Omaha, Nebraska  68124-6008

BVG West Corp. (5)                                                                   1,368,750                       8.2%
1999 Avenue of the Stars, Suite 2960
Los Angeles, California  90067

----------------------------
(1) "Beneficial ownership" is a technical term broadly defined by the SEC to mean more than ownership in the usual sense. For example, a person has beneficial ownership of a share not only if they own it in the usual sense, but also if they have the power to vote, sell or otherwise dispose of the share. Beneficial ownership also includes that number of shares which a person has the right to acquire within 60 days of April 21, 2000.

(2) Except as otherwise noted below, each entity has sole voting and investment power over the shares of common stock shown as beneficially owned subject to community property laws where applicable.

(3) Pan American Financial, L.P. ("PAFLP") is a Delaware limited partnership, the sole general partner of which is BVG West Corp. BVG West Corp. is wholly-owned by Guillermo Bron, one of our directors, and his immediate family. Mr. Bron and members of his family hold 58.9% of the Class A Limited Partnership Units and 52.2% of the Class B Limited Partnership Units of PAFLP, which entitle the holders to receive 5,005,375 shares of the common stock held by PAFLP. Mr. Bron and BVG West Corp. each disclaims beneficial ownership of the shares of common stock held by PAFLP.

(4) Based on a Schedule 13G (Amendment No. 1) filed with the SEC on February 4, 2000. Wallace R. Weitz & Company is a registered investment advisor.

(5) BVG West Corp. is the sole general partner of PAFLP and is wholly owned by Mr. Bron and his immediate family. Mr. Bron disclaims beneficial ownership of the shares of common stock held by BVG West Corp.

How Much of UPFC's Common Stock is Owned by Directors and Executive Officers?

     The following table shows, as of April 21, 2000, beneficial ownership of UPFC common stock by each of our directors, nominees for director and executive officers, and for our directors and executive officers as a group.

                                                                             Common Stock Owned (1)
                                                                 --------------------------------------------
                                                                     Number of               Percentage of
                Name of Beneficial Owner                               Shares                    Class(2)
 ---------------------------------------------------             ------------------       -------------------
Guillermo Bron                                                         163,333/(3)/              1.0%
Lawrence J. Grill                                                      624,500/(4)/              3.8%
Ray C. Thousand                                                         25,000                    *
Carol M. Bucci                                                          81,250/(5)/               *
Ron R. Duncanson                                                        27,250/(6)/               *
John T. French                                                         191,250/(7)/              1.2%
Edmund M. Kaufman                                                       18,750/(8)/               *
Luis Maizel                                                             27,100/(9)/               *
Daniel L. Villanueva                                                    31,875/(10)/              *
All directors and executive officers as a group (9                   1,190,308/(11)/             7.2%
 persons)

_____________
*    Less than one percent.

(1) Inc1udes shares issuable upon the exercise of stock options which a person has the right to acquire within 60 days after April 21, 2000. Except as otherwise noted below, each person has sole voting and investment power over the shares of common stock as beneficially owned subject to community property laws where applicable.

(2) Shares of common stock issuable upon exercise of stock options exercisable within 60 days after April 21, 2000 are deemed outstanding for computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person.

(3) Consists of shares issuable upon the exercise of stock options granted pursuant to the Stock Incentive Plan, which options are exercisable within 60 days after April 21, 2000. Excludes (i) 1,368,750 shares held by BVG West Corp., a corporation owned by Mr. Bron, (ii) 8,681,250 shares held by PAFLP the sole general partner of which is BVG West Corp., and (iii) 296,667 shares issuable upon the exercise of stock options granted pursuant to the Stock Incentive Plan, which options are not exercisable within 60 days after April 21, 2000.

(4) Includes 30,000 shares issuable upon the exercise of stock options granted pursuant to the Stock Incentive Plan, which options are exercisable within 60 days after April 21, 2000. Excludes (i) 34,750 shares held by Mr. Grill's adult children and 2,375 shares held by Mr. Grill's father-in-law, as to which shares he disclaims beneficial ownership and (ii) 30,000 shares issuable upon the exercise of stock options granted pursuant to the Stock Incentive Plan, which options are not exercisable within 60 days after April 21, 2000. Mr. Grill holds 10.2% of the Class B Limited Partnership Units of PAFLP which entitle Mr. Grill to receive 168,465 shares of common stock held by PAFLP. Mr. Grill disclaims beneficial ownership of the shares of common stock held by PAFLP.

(5) Includes 66,250 shares issuable upon the exercise of stock options granted pursuant to the Stock Incentive Plan, which options are exercisable within 60 days after April 21, 2000. Excludes 35,000 shares issuable upon the exercise of stock options granted pursuant to the Stock Incentive Plan, which options are not exercisable within 60 days after April 21, 2000.

(6) Includes 23,750 shares issuable upon the exercise of stock options granted pursuant to the Stock Incentive Plan, which options are exercisable within 60 days after April 21, 2000. Excludes 15,000 shares issuable upon the exercise of stock options granted pursuant to the Stock Incentive Plan, which options are not exercisable within 60 days after April 21, 2000.

(7) Consists of shares issuable upon the exercise of stock options granted pursuant to the Stock Incentive Plan. Mr. French holds 12.4% of the Class B Limited Partnership Units of PAFLP, which entitle Mr. French to receive 204,890 shares of the common stock held by PAFLP. Mr. French disclaims beneficial ownership of the shares of common stock held by PAFLP.

(8) Consists of shares issuable upon the exercise of stock options granted pursuant to the Stock Incentive Plan. Mr. Kaufman holds 1.8% of the Class B Limited Partnership Units of PAFLP, which entitle Mr. Kaufman to receive 30,354 shares of the common stock held by PAFLP. Mr. Kaufman disclaims beneficial ownership of the shares of common stock held by PAFLP.

(9) Includes 12,500 shares issuable upon the exercise of stock options granted pursuant to the Stock Incentive Plan, which options are exercisable within 60 days after April 21, 2000. Excludes 17,500 shares issuable upon the exercise of stock options granted pursuant to the Stock Incentive Plan, which options are not exercisable within 60 days after April 21, 2000. Mr. Maizel hold 1.1% of the Class A Limited Partnership Units and 1.8% of the Class B Limited Partnership Units of PAFLP which entitle Mr. Maizel to receive 106,239 shares of common stock held by PAFLP. Mr. Maizel disclaims beneficial ownership of the shares of common stock held by PAFLP.

(10) Includes 18,750 shares issuable upon the exercise of stock options granted pursuant to the Stock Incentive Plan. Excludes 150,000 shares and warrants to purchase an additional 75,000 shares held by Villanueva Management Inc., an investment company owned by Daniel D. Villanueva. Daniel L. Villanueva holds 2.7% of the Class B Limited Partnership Units by PAFLP, which entitle Mr. Villanueva to receive 45,531 shares of the common stock held by PAFLP. Mr. Villanueva disclaims beneficial ownership of the shares of common stock held by Villanueva Management Inc. or PAFLP.

(11) Includes 524,583 shares issuable upon the exercise of stock options granted pursuant to the Stock Incentive Plan, which options are exercisable within 60 days after April 21, 2000. Excludes (i) 394,167 shares issuable upon the exercise of stock options granted pursuant to the Stock Incentive Plan, which options are not exercisable within 60 days after April 21, 2000.

               INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

The Board of Directors

     The Board of Directors oversees our business and monitors the performance of management. In accordance with corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through, among other things, discussions with the Chairman and Chief Executive Officer, other key executives and our principal external advisers (legal counsel, outside auditors, investment bankers and other consultants), by reading reports and other materials that we send them and by participating in Board and committee meetings.

     Our Bylaws currently permit the number of Board members to range from five
(5) to nine (9), leaving the Board authority to fix the exact number of directors within that range. The Board has fixed the exact number of directors at seven (7).

     Biographical information about the directors is provided on pages 10 and
11. The Board met nine (9) times during 1999. Each incumbent director attended at least 75% of the total number of Board meetings plus meetings of the standing committees on which that particular director served.

The Committees of the Board

     The Board may delegate portions of its responsibilities to committees of its members. These "standing committees" of the Board meet at regular intervals to attend to their particular areas of responsibility. Our Board has two standing committees: an Audit Committee and a Compensation Committee.

     The Audit Committee directs our external auditors to insure that they satisfy the legal and technical requirements necessary for the protection of our shareholders, employees and directors. The Audit Committee annually recommends a firm of public accountants to serve as external auditors to the Board. It also makes certain that the external auditors have the independence necessary to freely examine all of our books and records. The Audit Committee held four (4) meetings during 1999. Prior to March 1999, Mr. Kaufman was acting chair of the Audit Committee. Effective March 1, 1999, Mr. Duncanson chairs the Audit Committee and Messrs. Kaufman, Maizel and Villanueva are also members.

     Our Compensation Committee reviews and recommends to the Board of Directors the salaries, bonuses and perquisites of our executive officers, determines the individuals to whom, and the terms upon which, awards under our Stock Incentive Plan, management incentive plans and 401(k) plan are granted, makes periodic reports to the Board of Directors as to the status of such plans and reviews and recommends to the Board of Directors additional compensation plans. The Compensation Committee held three meetings during 1999. Mr. Kaufman chairs the Compensation Committee and Messrs. Maizel and Villanueva are also members.

Compensation Committee Interlocks and Insider Participation


     All decisions involving executive officer compensation are made by our Compensation Committee, consisting of Messrs. Kaufman, Maizel and Villanueva. None of the members of the Compensation Committee is or has been an officer or employee of UPFC or any of its subsidiaries. None of our executive officers currently serves as a director or member of the compensation committee of another entity or of any other committee of the board of directors of another entity performing similar functions.

Section 16(a) Beneficial Ownership Reporting Compliance by Directors and Executive Officers

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers to file reports with the Securities and Exchange Commission and The Nasdaq Stock Market on changes in their beneficial ownership of UPFC common stock, and to provide us with copies of the reports.

     Based on our review of these reports or of certifications provided to us that no report was required to be filed, we believe that all of our directors and executive officers complied with all Section 16(a) filing requirements applicable to them except for Guillermo Bron, Carol M. Bucci and Daniel L. Villanueva, who each filed one late report involving their statement of beneficial ownership of UPFC common stock on Form 5. No director or executive officer of UPFC sold shares of common stock during 1999.

How We Compensate Directors

     During 1999, we paid each director who was not employed by us, $500 for each meeting of the Board of Directors attended and $500 for each meeting of a committee of the Board of Directors attended (other than a telephonic meeting). In addition, each Committee Chairperson received a $2,000 quarterly fee. We reimburse directors for all reasonable and documented expenses incurred as a director. Directors who are also our employees, including Messrs. Bron, Grill and French, are not compensated for their services as directors.

     In addition, directors are eligible to participate in our Stock Incentive Plan and all directors have been granted options in accordance with such plan. All stock options granted to non-employee directors vest in equal annual installments over four-year periods beginning on the date of grant, subject to continued service on the Board of Directors. Directors are also entitled to the protection of certain indemnification provisions in our Articles of Incorporation and Bylaws.

Certain Relationships and Related Transactions

     UPFC, through its wholly owned subsidiary, Pan American Bank, FSB, (the "Bank") has had and expects in the future to have deposit transactions in the ordinary course of business with our directors and officers or associates of our directors and officers. We may also have banking transactions with corporations or other entities of which our directors or officers may own a controlling interest, or also serve as directors or officers. Such transactions have taken place and will take place on substantially the same terms, including interest, as those prevailing for comparable transactions with others. In accordance with policies adopted by the Board of Directors, the Bank does not make loans to directors, officers or employees.

     On October 15, 1997, we loaned $225,000 to Lawrence J. Grill to finance his exercise of an option to purchase 281,250 shares of common stock. This loan is secured by a portion of the shares purchased, bears interest at an annual rate of 5.81% payable on December 31, 2001.

     On March 12, 1999, we loaned $75,000 to Lawrence J. Grill to finance his exercise of an option to purchase 93,750 shares of common stock. This loan is secured by a portion of the shares purchased, bears interest at an annual rate of 5.81% payable on December 31, 2001.

     United Auto Credit Corporation ("UACC"), a wholly-owned subsidiary of the Bank, has granted to certain of its key employees the right to purchase up to 15.0% ownership interest in that company. These options generally vest over a five-year period beginning with the date of employment and are exercisable at prices, which increase for each subsequent installment. In addition, the options held by senior management, representing 11.5% of the 15.0% ownership interest, generally may only be exercised if UACC has achieved a 30% cumulative annual return on equity from inception through the date of vesting.

Board of Directors

     Set forth below, are the names and biographies of UPFC's board of directors.

   Name and Age               Principal Occupation and Business Experience
--------------------        ----------------------------------------------------
Class I Directors
-----------------
(directors to be
elected at the 2000
annual meeting)

Ron R. Duncanson (39)       Mr. Duncanson has served as a director of the Bank
                            since 1994 and as a director of UPFC since May 1999.
                            Mr. Duncanson is a management consultant to Vintaco, Inc., where he currently oversees a startup software company targeting the air cargo industry. Other responsibilities include the general oversight of an active mid-size commercial real estate portfolio.
                            Prior to joining Vintaco in 1992, Mr. Duncanson served six (6) years with the Treasury Department, Office of Thrift Supervision where he was a senior analyst in mergers and acquisitions. Mr. Duncanson was an auditor for Wells Fargo Bank from 1984 to 1986.

John T. French (68)         Mr. French has served as a director of the Bank
                            since October 1996 and as a director of UPFC and Chairman of the Board and Chief Executive Officer of
                            United PanAm Mortgage Corporation since October
                            1997. Effective February 1, 2000, Mr. French resigned his position of Chairman of the Board and Chief Executive Officer of United PanAm Mortgage
                            Corporation. From 1986 through March 1995, he served as Chief Executive Officer of Plaza Home Mortgage, and also founded and was Chairman of Option One
                            Mortgage Corporation. From 1977 through 1985, Mr.
                            French served as President of the General Loan
                            Brokerage division of Western Real Estate Financial, a general loan brokerage company. Mr. French has over 39 years experience in the mortgage industry.

Edmund M. Kaufman (70)      Mr. Kaufman has served as a director of the Bank
                            since August 1996 and of UPFC since October 1997.
                            Mr. Kaufman also serves as Chairman of the Compensation Committee. Mr. Kaufman is a partner in the Los Angeles law firm of Irell & Manella LLP, where he has specialized for 40 years in mergers and acquisitions and corporate finance.

Daniel L. Villanueva (41)   Mr. Villanueva has served as a director of the Bank
                            since August 1994 and of UPFC since October 1997.
                            Mr. Villanueva previously served as President of the Los Angeles Galaxy Soccer Team and was a co-founder of Moya, Villanueva & Associates, a marketing and public relations firm which is now part of Manning, Selvage & Lee, where he worked from 1986 until 1996.


Class II Directors
------------------
(directors serving
until the 2001 annual
meeting)

Guillermo Bron (48)         Mr. Bron has served as Chairman of the Board and a
                            director of UPFC and the Bank since April 1994. Mr.
                            Bron is President of BVG West Corp., the sole general partner of Pan American Financial, L.P. Mr.
                            Bron founded UPFC and organized an Hispanic investor group that acquired certain assets and assumed certain liabilities of the Bank's predecessor from the RTC in April 1994. Since July 1994, Mr. Bron has been an officer, director and principal stockholder of a general partner of Bastion Capital Fund, L.P., a private equity investment fund. Previously, Mr.
                            Bron was a Managing Director of Corporate Finance and Mergers and Acquisitions at Drexel Burnham
                            Lambert. Mr. Bron is a director of Telemundo
                            Holdings, Inc.

Lawrence J. Grill (63)      Mr. Grill has served as the President, Chief
                            Executive Officer, Secretary and a director of UPFC and the Bank since April 1994. From 1984 through
                            1994, Mr. Grill was President of Lawrence J. Grill &
                            Associates, a consulting firm specializing in business strategy and operations improvement for financial institutions. He has also served as a director, officer and consultant to various thrifts and banks. Previously, Mr. Grill held senior executive positions with Kaufman and Broad, Wickes
                            Companies and AM International and practiced corporate law in California and Illinois. Mr. Grill is a CPA in Illinois and is licensed to practice law in California and Illinois.

Luis Maizel (49)            Mr. Maizel has served as a director of UPFC since
                            October 1997. Mr. Maizel has been President of LM
                            Capital Management since 1988 and LM Advisors Inc.
                            since 1984. Both such companies are pension funds management and financial consulting firms of which he is the principal stockholder. From 1980 to 1984, he was President of Industrias Kuick, S.A. and Blount Agroindustras, S.A., manufacturers of agribusiness equipment.

Executive Officers and Key Employees

     Set forth below are the names and biographies of UPFC's executive officers and key employees, except for Messrs. Bron, our Chairman of the Board and Grill, our President, Chief Executive Officer and Secretary, whose biographies are included at page 11 under "Board of Directors".


   Name and Age                   Principal Occupation and Business Experience
-------------------             ------------------------------------------------
Executive Officers
------------------

Ray C. Thousand, (42)           Mr. Thousand has served as President, Chief
                                Executive Officer and a director of United Auto
                                Credit Corporation since February 1996.
                                Previously, Mr. Thousand held positions in consumer and commercial lending with Norwest
                                Financial (from 1979 to 1985), and executive positions with Bank of America/Security Pacific
                                Credit (from 1985 to 1993), TransAmerica
                                Business Credit (1994) and Fidelity Funding
                                Financial Group (from 1994 to 1995) with emphasis on lending to consumer finance companies engaged in indirect automobile lending.

Carol M. Bucci, (42)            Ms. Bucci has served as Senior Vice President
                                and Controller of the Bank since January 1997 and as Senior Vice President and Chief Financial
                                Officer of UPFC since October 1997. She served as Vice President and Controller of the Bank from December 1995 to December 1996. From
                                February 1995 to December 1995, she served as Vice President and Controller of Home Federal
                                Savings and Loan in San Francisco, California.
                                She served as Vice President and Chief Financial
                                Officer of American Liberty Mortgage Corp. from
                                April 1992 through December 1994, as First Vice
                                President and Assistant Controller of First
                                Nationwide Bank from January 1990 to April 1992 and as Executive Vice President and Chief
                                Financial Officer of Cal America Savings and
                                Loan from May 1987 to April 1989. Ms. Bucci is a
                                CPA in California.

Key Employees
-------------

Stephen W. Haley, (46)          Mr. Haley has served as Senior Vice President -
                                Compliance and Risk Management of the Bank and UPFC since August 1997. From November 1996 to
                                August 1997, he was a management consultant with Coopers & Lybrand LLP. From April 1991 to
                                November 1996, Mr. Haley was a self-employed management consultant specializing in financial services and from July 1981 to April 1991, he was a management consultant with KPMG LLP's financial services group, where he was a partner for the last four years.

Sharon A. Macchiarella, (50)    Ms. Macchiarella has served as Vice President of
                                the Bank since February 1997, Vice President-
                                Administrator Corporate Risk Management of the
                                Bank since April 1997 and IPF Administrator of
                                UPFC since November 1995. Ms. Macchiarella also served as an insurance premium finance consultant with the Bank from March 1995 to November 1995 and Rancho Vista National Bank from January 1995 to December 1995. Previously,
                                Ms. Macchiarella held executive positions in insurance premium finance with World Trade Bank, N.A. (from March 1988 to July 1992); First
                                National Bank of Marin (from September 1992 to
                                September 1994) and First Deposit National
                                Corporation (from July 1992 to September 1992).

How We Compensate Executive Officers

     The following table summarizes information about compensation paid to or earned by our executive officers during 1999, 1998 and 1997.

                                                                                      Long-Term Compensation
                                                                                -----------------------------------
                                                   Annual Compensation                    Awards            Payouts
                                            ---------------------------------   -------------------------   -------
                                                                                               Securities
                                                                 Other Annual                  Underlying               All Other
                                             Salary      Bonus   Compensation    Restricted     Options/      LTIP    Compensation
Name and Principal Position         Year      ($)         ($)        ($)        Stock Awards      SARs      Payouts        ($)
---------------------------         ----    -------      -----   ------------   ------------   ----------   -------    -----------
Lawrence J. Grill                   1999    190,000      42,850    12,671 (1)            --            --       --            --
   President and Chief              1998    190,000      47,500    10,525 (1)            --     60,000 (2)      --            --
   Executive Officer                1997    176,667      75,000     4,725 (3)            --            --       --            --

Guillermo Bron                      1999    150,000      67,500    13,000 (3)            --    400,000 (2)      --            --
   Chairman of the Board            1998    150,000      50,000           --             --     60,000 (2)      --            --
                                    1997    137,500          --           --             --            --       --            --

John T. French                      1999    126,667      50,000           --             --            --       --            --
   Chairman of the Board and        1998    200,000      50,000           --             --    131,250 (2)      --            --
   Chief Executive Officer of       1997     95,000     100,000           --             --     60,000 (2)      --            --
   United PanAm Mortgage
   Corporation (4)

Ray C. Thousand                     1999    170,417     137,500     2,400 (3)            --         15 (5)      --            --
   President and Chief              1998    139,817      68,750     2,400 (3)            --         15 (5)      --            --
   Executive Officer of United      1997    137,283      33,750     2,200 (3)            --         15 (5)      --            --
   Auto Credit Corporation

Carol M. Bucci                      1999    132,000      18,100           --             --            --       --            --
   Senior Vice President,           1998    120,000      36,000           --             --     50,000 (2)      --     18,000 (6)
   Treasurer and Chief              1997    104,600      18,000           --             --     10,000 (2)      --            --
   Financial Officer

___________________
(1) Consists of an automobile allowance and reimbursement for interest paid on a personal loan related to the exercise of the UPFC stock options.

(2) Consists of shares issuable pursuant to options granted under the 1997 Stock Incentive Plan.

(3)  Consists primarily of an automobile allowance.

(4) Effective February 1, 2000, Mr. French resigned his position as Chairman of the Board and Chief Executive Officer of United PanAm Mortgage Corporation and is now solely acting as a director of UPFC and the Bank.

(5) Consists of shares issuable pursuant to options granted under the United Auto Credit Corporation Stock Plan. Mr. Thousand has been granted the right to purchase a 7.5% ownership in United Auto Credit Corporation through options to purchase 15 shares of common stock per year up to a maximum of 75 shares.

(6) Consists of a cash payment in lieu of receiving an additional grant of options under the Stock Incentive Plan.

     The following table sets forth information concerning stock options granted during 1999 to the executive officers.

                                                            Option Grants in 1999

                                                            Individual Grants
                                   --------------------------------------------------------------------  ---------------------------
                                                                                                            Potential Realizable
                                                                                                              Value at Assumed
                                                                                                            Annual Rates of Stock
                                                                                                            Price Application for
                                                                                                                Option Term(1)
                                                                                                         ---------------------------
                                                       Percent of
                                                         Total
                                  Shares of             Options
                                 Common Stock          Granted to
                                  Underlying           Employees        Exercise
                                    Options            in Fiscal        Price Per        Expiration
          Name                      Granted               Year          Share(3)            Date            5% ($)         10% ($)
-------------------------        -------------         -----------   --------------     ------------     -----------     -----------
Guillermo Bron                     120,000 (2)               30%            $2.50           9/13/04        $ 83,000       $  183,000
                                   100,000 (2)               25%            $3.25           9/13/09        $204,000       $  518,000
                                   180,000 (2)               45%            $4.25           9/13/09        $481,000       $1,219,000

_______________

(1)  The Potential Realizable Value is the product of (a) the difference between
     (i) the product of the market price per share at the date of grant and the sum of (A) 1 plus (B) the assumed rate of appreciation of the common stock compounded annually over the term of the option and (ii) the per share exercise price of the option and (b) the number of shares of common stock underlying the option at December 31, 1999. These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises are dependent on a variety of factors, including market conditions and the price performance of the common stock. There can be no assurance that the rate of appreciation presented in this table can be achieved.

(2) The option vests in three equal annual installments commencing on September 13, 1999.

(3) UPFC believes that the exercise price is equal to or greater than the fair market value of the common stock on the date of grant based on the closing sale prices of the common stock as reported on the Nasdaq National Market on the respective dates of grant.

     The following table sets forth the specified information concerning exercises of options to purchase UPFC common stock in 1999, and unexercised options held as of December 31, 1999, by the executive officers.


               Aggregated Option Exercises in Fiscal Year 1999
                       and Fiscal Year-End Option Values

                                                                       Number of Shares of Common
                                                                      Stock Underlying Unexercised          Value of Unexercised
                                                                           Options at Year-End            In-the-Money Options at
                                                                    --------------------------------    ----------------------------
            Name                  Shares
                               Acquired on       Value Realized
                               Exercise (#)          ($) (2)          Exercisable     Unexercisable      Exercisable   Unexercisable
 ------------------------    ----------------  ------------------   --------------   ---------------    ------------- --------------
Lawrence J. Grill                     93,750             264,844           15,000             45,000               --             --
Guillermo Bron                            --                  --          148,333            311,667               --             --
John T. French                            --                  --          191,250                 --         $149,625             --
Ray C. Thousand                           --                  --               --                 --               --             --
Carol M. Bucci                        15,000              17,100           58,750             42,500         $ 47,025             --

______________

(1) The value of unexercised "in-the-money" options is the difference between the closing market price ($1.94 per share) of common stock on December 31, 1999 as reported on the Nasdaq National Market and the exercise price of the option, multiplied by the number of shares subject to the option.

(2) The value realized is the difference between the fair market value of the underlying stock at the time of exercise and the exercise price.

Employment Contracts, Termination of Employment and Change of Control
Arrangements

     We have entered into employment agreements with Messrs. Bron, Grill, French and Thousand. All other executive officers are employed on an "at will" basis.

     We have entered into an employment agreement with Guillermo Bron under which Mr. Bron has been employed as the Chairman of the Board of UPFC and the Bank for the term commencing on October 1, 1997 and ending on December 31, 2000, unless extended by UPFC to December 31, 2001. Under this agreement, Mr. Bron is entitled to:

     .    an annual base salary of $150,000,

     . an annual cash bonus of up to 100% of his base salary, in an amount determined by the Board of Directors,

     . $500,000 of term life insurance above the amount normally provided to employees under our group term life insurance,

     .    a monthly car allowance of $500, and

     . the premium cost under our plan for family medical, dental, vision, basic long-term disability and basic accidental death and dismemberment insurance.

In the event UPFC terminates his employment without cause, or Mr. Bron terminates his employment as the result of a reduction in authority, including after a change of control of UPFC and the Bank, Mr. Bron shall be entitled to receive:

     . a lump sum payment equal to his base salary from the date of termination to the next to occur of December 31, 2000 or 2001, but in no event less than six months salary,

     . a lump sum payment equal to the bonus received by him in the prior year prorated for that portion of the current year for which Mr. Bron was employed by UPFC, and

     .    any additional benefits accrued through the date of termination.

In the event UPFC terminates Mr. Bron's employment with cause, UPFC is obligated to pay the compensation required by the agreement only through the date of termination.

     The Bank has entered into a salary continuation agreement with Mr. Bron pursuant to which Mr. Bron is entitled to receive an annual benefit of up to $100,000 payable over a period of 15 years upon either:

     . the termination of his employment by the Bank for any reason other than termination for cause after attaining 65 years of age, or

     .    his death if he is actively employed by the Bank at such time.

Upon the termination of his employment for any of the following reasons, Mr. Bron is entitled to receive reduced annual benefits before 2003 which increase to $100,000 if such termination occurs in or after 2003:

     . the termination of his employment by the Bank without cause or after the occurrence of a change of control of the Bank or UPFC,

     .    the termination of his employment due to disability,

     . the termination of his employment as the result of a reduction in authority, or

     . the voluntary termination of his employment prior to attaining 65 years of age.

The Bank purchased insurance on the life of Mr. Bron to fund payments to Mr. Bron under this agreement. This insurance policy is an asset of the Bank in which Mr. Bron has no rights. The Bank is not required to make any payments under this agreement if Mr. Bron is terminated for cause.

     We have entered into an employment agreement with Lawrence J. Grill under which Mr. Grill has been employed as the President, Chief Executive Officer and Secretary of UPFC and the Bank for the term commencing on October 1, 1997 and ending on December 31, 2000, unless extended by UPFC to December 31, 2001. Under this agreement, Mr. Grill is entitled to:

     .    an annual base salary of $190,000,

     . an annual cash bonus of up to 50% of his base salary based upon the satisfaction of performance goals relating to pre-tax net income, return on shareholders' equity and such other factors as may be established by the Board of Directors,

     . $500,000 of term life insurance above the amount normally provided to employees under our group term life insurance,

     .    a monthly automobile allowance of $500, and

     . the premium cost under our plan for family medical, dental, vision, basic long-term disability and basic accidental death and dismemberment insurance.

In the event UPFC terminates his employment without cause, or Mr. Grill terminates his employment as the result of reduction in authority, including after a change of control of UPFC or the Bank, Mr. Grill shall be entitled to receive:

     . a lump sum payment equal to his base salary from the date of termination to the next to occur December 31, 2000 or 2001, but in no event less than six months salary,

     . a lump sum payment equal to the bonus received by him in the prior year prorated for that portion of the current year for which Mr. Grill was employed by UPFC,

     .    any additional benefits through the date of termination, and

     . continuation of group medical, disability and life insurance coverage for up to the balance of the stated term.

In the event UPFC terminates Mr. Grill's employment with cause, UPFC is obligated to pay the compensation required by the agreement only through the date of termination.

     The Bank has entered into a salary continuation agreement with Mr. Grill pursuant to which Mr. Grill is entitled to receive an annual benefit of up to $100,000 payable over a period of 15 years upon either:

     . the termination of his employment by the Bank for any reason other than termination for cause after attaining 67 years of age, or

     .    his death if he is actively employed by UPFC at such time.

Upon the termination of his employment for any of the following reasons, Mr. Grill is entitled to receive reduced annual benefits before 2003 which increase to $100,000 if such termination occurs in or after 2003:

     . the termination of his employment by the Bank without cause or after the occurrence of a change of control of the Bank or UPFC,

     .    the termination of his employment due to disability,

     . the termination of his employment as the result of a reduction in authority, or

     . the voluntary termination of his employment prior to attaining 67 years of age.

The Bank purchased insurance on the life of Mr. Grill to fund payments to Mr. Grill under this agreement. This insurance policy is an asset of the Bank in which Mr. Grill has no rights. The Bank is not required to make any payments under this agreement if Mr. Grill is terminated for cause.

     United PanAm Mortgage Corporation entered into an employment agreement with John T. French under which Mr. French was employed as Chairman of the Board, President and Chief Executive Officer of United PanAm Mortgage Corporation through August 10, 1998 and through January 31, 1999 as Chairman and Chief Executive Officer. Effective February 1, 1999, Mr. French continued in his role as Chairman and Chief Executive Officer on a less than full time basis until February 1, 2000. With the expiration of Mr. French's employment contract, he is now acting solely as a director of UPFC and the Bank. As Chairman and Chief Executive Officer of United PanAm Mortgage Corporation through January 31, 1999, Mr. French was entitled to:

     .    a monthly base salary of $16,667,

     . an annual cash bonus in an amount determined by the Board of Directors, but in no event less than $10,000 if Mr. French reasonably performed his obligations under the agreement,

     . participate in all benefits made generally available by UPFC to its executives.

Effective February 1, 1999, Mr. French received a monthly base salary of $10,000 and continued to participate in all benefits generally made available by UPFC to its executives. Mr. French has been granted a ten-year option to purchase 60,000 shares of common stock at an exercise price of $10.50 per share, which options vest in four equal annual installments commencing on October 15, 1997. These options fully vested on September 30, 1999.

     We have entered into an employment agreement with Ray C. Thousand under which Mr. Thousand will continue to be employed as President of United Auto Credit Corporation for the three years through December 8, 2001. Under this agreement, Mr. Thousand is entitled to:

     . an annual base salary of $170,000 in 1999, $175,000 in 2000 and $180,000 in 2001,

     . an annual cash bonus of up to 100% of his base salary based upon the satisfaction of specified performance goals relating to loan volume, pre-tax profit, delinquencies and charge-offs, and

     .    a monthly automobile allowance of $200.

In addition, Mr. Thousand has been granted an option to purchase up to a 7.5% ownership interest in United Auto Credit Corporation. The options vest over a five-year period and are exercisable at a predetermined price, which increases each year. Eighty percent of Mr. Thousand's options are vested. In the event UPFC terminates his employment before the end of the stated term without cause, Mr. Thousand shall be entitled to receive his base salary and prorated bonus through the end of his contract term, not to exceed twelve months of his base salary and prorated bonus.

           Compensation Committee's Report on Executive Compensation

     Set forth below is a report of our Compensation Committee addressing the compensation policies for 1999 applicable to our executive officers.


     The Report of the Compensation Committee of the Board of Directors shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate the information contained in the report by reference, and shall not otherwise be deemed filed under such acts.

The Report

     The Compensation Committee establishes our overall compensation and employee benefits and approves specific compensation levels for executive officers. It is a goal of the Compensation Committee to implement executive officer compensation programs that further our business objectives and that attract, retain and motivate the best qualified executive officers. Currently, the members of the Compensation Committee are Edmund M. Kaufman, Luis Maizel, and Daniel L. Villanueva. Each member of the Compensation Committee is a non-employee director.

     Our executive compensation policies and specific executive compensation programs are adopted and administered in accordance with the principal goal of maximizing return on shareholders' equity. The Compensation Committee believes that this performance goal, and the long-term interests of our shareholders generally, are best achieved by attracting and retaining management of high quality, and that such management will require commensurate compensation. The Compensation Committee believes that our executive officer compensation policies are consistent with this policy.

     In addition, the Compensation Committee believes that while our compensation programs should reflect the philosophy that executive compensation levels be linked to UPFC's performance, such compensation programs should also be competitive and consistent with those provided to others holding positions of similar responsibility in the banking and financial services industry. Our compensation plans are designed to assist us in attracting and retaining qualified employees critical to our long-term success, while enhancing employees' incentives to perform to their fullest abilities, to increase profitability and to maximize shareholder value.

     Certain of our executive officers, including the Chief Executive Officer, have written employment agreements with us (See "Employment Contracts, Termination of Employment and Change of Control Arrangements" on page 16 through 19, above). The Compensation Committee determines the levels of compensation that we grant in such employment agreements, and the levels of compensation that we grant to other executive officers from time to time, based on factors that it deems appropriate.

     Annual compensation levels for executive officers and compensation levels to be implemented from time to time in written employment agreements with executive officers are determined by the Compensation Committee based primarily on its review and analysis of the following factors: the responsibilities of the position, the performance of the individual and his or her general experience and qualifications, our overall financial performance (including return on equity, levels of general and administrative expense and budget variances) for the previous year and the contributions to such performance measures by the individual or his or her department, the officer's total compensation during the previous year, compensation levels paid by comparable companies in similar industries, the officer's length of service with us, and the officer's effectiveness in dealing with external and internal audiences. The Compensation Committee believes that the base compensation of the executive officers is competitive with companies of similar size and with comparable operating results in similar industries.


     The base salary of our Chief Executive Officer was determined primarily on the terms of his employment agreement effective as of October 1, 1997. The agreement set Mr. Grill's base salary at $190,000, and provides for a discretionary annual bonus of up to 50% of his base salary based upon the satisfaction of certain performance goals. These criteria included results in meeting our strategic business plan and leadership abilities. Based on the foregoing, in 1999 Mr. Grill received a base salary of $190,000 and a bonus of $42,850. Mr. Grill's bonus, which was received in early 1999, was based on 1998 performance criteria.


     While the Compensation Committee establishes salary and bonus levels based on the above described criteria, the Compensation Committee also believes that encouraging equity ownership by executive officers further aligns the interests of the officers with the performance objectives of our shareholders and enhances our ability to attract and retain highly qualified personnel on a basis competitive with industry practices. Stock options granted by UPFC pursuant to the 1997 Stock Incentive Plan help achieve this objective, and provide additional compensation to the officers to the extent that the price of the common stock increases over fair market value on the date of grant. Stock options have been granted to the executive officers and to other officers or key employees of UPFC. Through the 1997 Stock Incentive Plan, there will be an additional direct relationship between our performance and benefits to plan participants.


     Eligible employees are also able to participate in our 401(k) Plan. The 401(k) Plan permits participants to make 401(k) contributions on a pretax basis. All employees of UPFC and its subsidiaries who are at least age 21 are eligible to participate in the 401(k) Plan on the first day of the month following the completion of six months of service. Participants can contribute up to 15% of their pretax compensation to the 401(k) Plan annually, subject to certain legal limitations. The 401(k) Plan also provides that UPFC and its subsidiaries will make a matching contribution on behalf of each eligible participant equal to 50% of the 401(k) contributions made by such participants, up to 6% of their individual compensation.


     Through these various compensation programs, the Compensation Committee believes that we further our objectives of attracting, retaining and motivating the best qualified executive officers and employees, and ultimately will serve to increase our profitability and maximize shareholder value.

Dated: May 19, 2000           COMPENSATION COMMITTEE
                              Edmund M. Kaufman, Chairman
                              Luis Maizel
                              Daniel L. Villanueva



                               Performance Graph


     The following graph compares, for the period from April 24, 1998 (the date of our initial public offering) through December 31, 1999, the yearly percentage change in our cumulative total return on our common stock with the cumulative total return of the NASDAQ - Total US, an index consisting of Nasdaq-listed U.S.-based companies; the Nasdaq Financial Index, an index consisting of Nasdaq-listed financial services companies; and the SNL Subprime Lenders Index, an index consisting of a survey of subprime lenders in the United States. We have included the SNL Subprime Lender Index because we believe it provides a more representative composite peer group performance comparison than the Nasdaq Financial Index. We believe that the business of the companies that make up the SNL Subprime Lenders Index is more representative of our specialized finance focus. This graph assumes an initial investment of $100 and reinvestment of dividends. This graph is not necessarily indicative of future stock performance.

     The graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.


--------------------------------------------------------------------------------
                          United PanAm Financial Corp.
--------------------------------------------------------------------------------


COMPARISON OF CUMULATIVE TOTAL RETURN



                                                 Period Ending
                                 ---------------------------------------------
Index                            4/24/98  6/30/98  12/31/98  6/30/99  12/31/99
                                 -------  -------  --------  -------  --------
United PanAm Financial Corp.      100.00    73.54     30.04    23.32     13.90
NASDAQ-Total US                   100.00   101.08    118.43   144.97    215.28
NASDAQ Financial Index            100.00    95.11     89.41    98.55     88.22
SNL Subprime Lenders Index        100.00    91.80     40.84    46.49     45.03

__________

Source: SNL Securities

               DISCUSSION OF PROPOSALS RECOMMENDED BY THE BOARD

Proposal 1:  Elect Four Directors

     The Board has nominated four (4) persons for election as Class I Directors at the Annual Meeting. If you elect them, the Class I Directors will hold office until the Annual Meeting in 2001, or until the election of their successors, or until they resign. Refer to director biographies set forth above.

     We know of no reason why any nominee may be unable to serve as a director. If any nominee is unable to serve, your proxy may vote for another nominee proposed by the Board. If for any reason these nominees prove unable or unwilling to stand for election, the Board will nominate alternates. The Board has no reason to believe that its nominees would prove unable to serve if elected.

     The following sets forth the names of the four (4) persons nominated by the Board to serve as Class I Directors:


          Ron R. Duncanson    Edmund M. Kaufman
          John T. French      Daniel L. Villanueva


   The Board recommends that you vote "FOR" the election of all four Class I
                             Nominees for director.

Proposal 2:  Ratify Selection of Independent Public Accountants for 2000

     The Board of Directors has appointed KPMG LLP ("KPMG") as our independent public accountants for the year ending December 31, 2000, and shareholders are being asked to ratify the appointment. The appointment was recommended by the Audit Committee. KPMG, our accountants for the year ended December 31, 1999, performed audit services for 1999 which included the examination of the consolidated financial statements and services related to filings with the SEC. All professional services rendered by KPMG during 1999 were furnished at customary rates and terms. Representatives of KPMG will be present at the Annual Meeting and will be available to respond to appropriate questions from shareholders.

 The Board recommends that you vote "FOR" ratification of the selection of KPMG
       L.L.P. as Independent Public Accountants for 2000.

                                OTHER BUSINESS

     We know of no other business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Meeting. If, however, other matters are properly brought before the meeting, it is the intention of the persons named as proxies in the enclosed proxy card to vote the shares represented thereby in accordance with their best judgment and in their discretion, and authority to do so is included in the proxy.

                    INFORMATION ABOUT SHAREHOLDER PROPOSALS

     Under certain circumstances, shareholders are entitled to present proposals at shareholder meetings. If you wish to submit a proposal to be included in our 2001 proxy statement, we must receive it, in a form which complies with the applicable securities laws, on or before December 1, 2000. In addition, in the event a shareholder proposal is not submitted to us prior to February 12, 2001, the proxy to be solicited by the Board of Directors for the 2001 Annual Meeting will confer authority on the holders of the proxy to vote the shares in accordance with their best judgement and discretion if the proposal is presented at the 2001 Annual Meeting without any discussion of the proposal in the proxy statement for such meeting. Please address your proposals to: United PanAm Financial Corp., 1300 South El Camino Real, Suite 320, San Mateo, California 94402, Attention: Corporate Secretary


                              By order of the Board of Directors,


                              Lawrence J. Grill
                              President, Chief
                              Executive Officer and Secretary

May 19, 2000

(Side 1 of Card)

                          UNITED PANAM FINANCIAL CORP.
                  PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 20, 2000
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned hereby appoints Guillermo Bron and Lawrence J. Grill, and each of them, the attorneys, agents and proxies of the undersigned, with full powers of substitution to each, to attend and act as proxy or proxies of the undersigned at the Annual Meeting of Shareholders of United PanAm Financial Corp. to be held at United PanAm Financial Corp. on Tuesday, June 20, 2000 at 9:30 a.m., and at any and all adjournments thereof, and to vote as specified herein the number of shares which the undersigned, if personally present, would be entitled to vote.

          1.   ELECTION OF DIRECTORS.

               [_] FOR all nominees listed below (except as indicated to the contrary below).

               [_] WITHHOLD AUTHORITY to vote for all nominees listed below.

  Director nominees:  Ron Duncanson, John T. French, Edmund M. Kaufman and
                      Daniel L. Villanueva

          INSTRUCTION: TO WITHHOLD AUTHORITY to vote for any individual nominee, write that nominee's name in the space below.

                ________________________________________________

          2. RATIFICATION OF APPOINTMENT OF KPMG L.L.P. as independent public accountants of UPFC for the year ending December 31, 2000.

               [_] FOR

               [_] AGAINST

               [_] ABSTAIN

                ________________________________________________

          3. OTHER BUSINESS. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and at any and all adjournments thereof. The Board of Directors at present knows of no other business to be presented by or on behalf of UPFC or the Board of Directors at the meeting.

                      PLEASE SIGN AND DATE ON REVERSE SIDE

(Side 2 of Card)

                           PLEASE SIGN AND DATE BELOW

     The undersigned hereby ratifies and confirms all that the attorneys and proxies, or any of them, or their substitutes, shall lawfully do or cause to be done by virtue hereof, and hereby revokes any and all proxies heretofore given by the undersigned to vote at the meeting. The undersigned acknowledges receipt of the Notice of Annual Meeting and the Proxy Statement accompanying such notice.

Dated:  _________________, 2000

Signed: _______________________________

Signed:  ______________________________

     Please date this proxy card and sign above exactly as your name appears on this card. Joint owners should each sign personally. Corporate proxies should be signed by an authorized officer. Executors, administrators, trustees, etc., should give their full titles.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND "FOR" RATIFICATION OF THE APPOINTMENT OF KPMG LLP. THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND "FOR" RATIFICATION OF THE APPOINTMENT OF KPMG LLP.

I (WE) WILL ____   WILL NOT ____  ATTEND THE MEETING IN PERSON.

                                      ii